                                                                    EXHIBIT 10.3


                       APPLIED ANALYTICAL INDUSTRIES, INC.

                             1997 STOCK OPTION PLAN

1.       PURPOSE

         The purpose of the Applied Analytical Industries, Inc. 1997 Stock Option Plan (the "Plan") is to promote the growth and profitability of Applied Analytical Industries, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the personal participation of officers and key employees in the financial performance of the Company and by providing such officers and key employees with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of the Company's common stock, $.001 par value ("Common Stock"), subject to restrictions on transfer or such other restrictions as the administrators of the Plan may determine.

2.       ADMINISTRATION

         The Plan will be administered by the Company's Board of Directors (the "Board"); provided, however, if the Board includes members who are not "non-employee directors" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation) or "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code")), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of at least two members thereof who are both "non-employee directors" and "outside directors" (as so defined).

         The Board or the Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of officers and key employees eligible to participate in the Plan the officers and key employees to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to and the exercise price of, each Option; (iv) prescribe the form of instrument(s) evidencing Options granted under the Plan; (v) determine the time or times at which Options shall be granted to officers or key employees; (vi) provide, if appropriate, for the exercisability of Options in installments or subject to specified conditions; (vii) determine the method of exercise of Options; (viii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (ix) make all other determinations necessary or advisable for the administration of the Plan.

         Any action which the Board or the Committee is authorized to take may be taken without a meeting if all the members of the Board or the Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or the Committee.

         The Board or the Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or the Committee.

         No member of the Board or the Committee or employee of the Company assisting the Board or the Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.

3.       STOCK SUBJECT TO PLAN

         The stock to be offered under the Plan shall be authorized but unissued shares of the Company's Common Stock. An aggregate of 2,644,000 shares of Common Stock are reserved for issuance upon exercise of Options. Any or all of the Options granted under SECTION 4 hereof may, at the Board or the Committee's discretion, be intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The number of shares reserved under the Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by
SECTION 9 hereof and occurring after the adoption of the Plan. The Board or the Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under the Plan.

4.       OPTION AWARDS

         (a)      Eligibility and Factors Considered in Granting Options

         The grant of Options under this SECTION 4 shall be limited to those officers and key employees of the Company or any of its Subsidiaries who have the greatest contribution to the Company's long-term performance and are selected by the Board or the Committee. In making any determination as to the officer(s) and key employee(s) to whom Options shall be granted under this
SECTION 4 and as to the number of shares to be subject thereto, the Board or the Committee shall take into account, in each case, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan.

         (b)      Allotment of Shares

         The Board or the Committee, in its sole discretion and subject to the provisions of the Plan, may grant Options to participants eligible under this
SECTION 4, on or after the date hereof. Options may be, at the discretion of the Board or the Committee: (i) Options that are intended to qualify as Incentive Stock Options; or (ii) Options that are not intended to be Incentive Stock Options; or (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under the Plan must be clearly identified as to its status as an Incentive Stock Option or not.

         Options granted under this SECTION 4 may be allotted to participants in such amounts, subject to the limitations specified in the Plan, as the Board or the Committee, in its sole discretion, may from time to time determine, provided that, except as otherwise determined by the Board or the Committee, no participant may be granted Options with respect to more than 200,000 shares of Common Stock.

         In the case of Options intended to be Incentive Stock Options, the aggregate fair market value (determined at the time of such Incentive Stock Options' respective grants) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options under this SECTION 4 not intended to qualify as Incentive Stock Options may be granted to any Plan participant without regard to the Section 422(d) limitations.

         (c)      Time of Granting Options

         The date of grant of an Option under this SECTION 4 shall be, for all purposes, the date on which the Board or the Committee makes the determination of granting such Option (each such date, a "Grant Date"). Notice of the determination shall be given to each officer or key employee to whom an Option is so granted under this SECTION 4 within a reasonable time after the Grant Date.

         (d)      Exercise Price for Options

         The price per share at which each Option granted under this SECTION 4 may be exercised shall be such price as shall be determined by the Board or the Committee at the time of grant based on such criteria as may be adopted by the Board or the Committee at the time of grant in good faith, taking into account, in each case, the fair market value of the common stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 100% of the fair market value of the Company's shares of common stock on the Grant Date for such Option. In the case of an Option intended to qualify as an Incentive Stock Option, the price per share shall not be less than 100% (or 110% for owners of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary) of the fair market value of the Common Stock on the Grant Date for such Option. Fair market value shall be the average of the high and low sales prices per share as reported by the exchange on which the Common Stock is trading, including without limitation the NASDAQ National Market, on any Grant Date.

         (e)      Term of Options

         The term of each Option granted under this SECTION 4 shall be established by the Board or the Committee, but shall not exceed 10 years (or 5 years for owners of more than 10% of the total combined voting power of all classes of stock of the Company or of a Subsidiary) from the Grant Date for such Option.

         (f)      Cancellation and Replacement of Options

         The Board or the Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option granted under this SECTION 4 where such surrender is conditioned upon the granting under this
SECTION 4 to such holder of new Option(s) for such number of shares as the Board or the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this SECTION 4 of new Option(s) to such holder.

         The Board or the Committee shall determine the terms and conditions of any such new Option(s), including their exercise price and the periods during which they may be exercised, subject to and in accordance with the provisions of the Plan, all or any of which may differ from the terms and conditions of the Option(s) surrendered. Any such new Option(s) shall be subject to all the relevant provisions of the Plan.

         The shares subject to any Option so surrendered or terminated shall no longer be charged against the limitation or limitations provided in SECTION 3 of the Plan and may thereafter become the subject of new Option grants under the Plan.

         The granting of new Option(s) in connection with the surrender of outstanding Option(s) under the Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the Plan or of the Option(s) being surrendered.

         (g)      Vesting

         Except as otherwise determined by the Board or the Committee, Options shall vest as follows:


                                               Aggregate Percentage of
                                                Shares under Options
         Date                                    Vested on such Date
         ----                                  -----------------------
Twelve months after Grant Date                         33%

Twenty-four months after Grant Date                    66%

Thirty-six months after Grant Date                    100%

         Notwithstanding the foregoing, any Option granted pursuant to this Plan shall be deemed fully vested immediately prior to an Acquisition Transaction. For the purposes of the Plan, an "Acquisition Transaction" shall mean and include the following:

                  (a) An acquisition of any common stock, par value $0.001 per share, of the Corporation ("Common Stock") or other Voting Securities (as hereinafter defined) by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (i) the then-outstanding Common Stock or (ii) the combined voting power of the Corporation's then-outstanding voting securities entitled to vote for the election of directors (the "Voting Securities"); provided, however, in determining whether a Change in Control has occurred, Common Stock or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition of Common Stock (i) directly from the Corporation, (ii) by an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Corporation or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Corporation (for purposes of this definition, a "Related Entity"), (iii) by the Corporation or any Related Entity, or
         (iv) by any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

                  (b) The individuals who, as of March 24, 2002, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a two-thirds of the members of the Board, or following a Merger (as hereinafter defined), the board of directors of the ultimate Parent Corporation (as hereinafter defined); provided, however, that if the election, or nomination for election by the Corporation's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Proxy Contest; or

                  (c)      The consummation of:

                           (i) A merger, consolidation or reorganization with or
                  into the Corporation, or in which securities of the Corporation are issued (a "Merger"), unless the Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger if:

                                            (A) the stockholders of the
                           Corporation immediately before such Merger own directly or indirectly immediately following the Merger at least fifty percent (50%) of the outstanding common stock and the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation"), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another corporation (a "Parent Corporation"), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

                                            (B) the individuals who were members
                           of the Incumbent Board immediately prior to the execution of the agreement providing for the Merger, constitute at least two-thirds of the members of the board of directors of, (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or
                           (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

                                            (C) no Person other than (1) the
                           Corporation, (2) any Related Entity, or (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Corporation or any Related Entity, or (4) any Person who, immediately prior to the Merger had Beneficial Ownership of thirty percent (30%) or more of the then outstanding Common Stock or Voting Securities, has Beneficial Ownership, directly or indirectly, of thirty percent (30%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; or

                           (ii) A complete liquidation or dissolution of the Corporation; or

                           (iii) The direct or indirect sale or other
                  disposition of all or substantially all of the assets of the Corporation to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction (with the disposition of assets being regarded as a Merger for this purpose) or the distribution to the Corporation's stockholders of the stock of a Related Entity or any other assets).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Common Stock or Voting Securities as a result of the acquisition of Common Stock or Voting Securities by the Corporation which, by reducing the number of Common Stock or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Common Stock or Voting Securities by the Corporation, and after such share acquisition by the Corporation, the Subject Person becomes the Beneficial Owner of any additional Common Stock or Voting Securities which increases the percentage of the then outstanding Common Stock or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. For purposes of the foregoing, "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Corporation or any corporation or other person, entity or group of person(s) or entity(ies) acquiring, directly or indirectly, all or substantially all the assets and business of the Corporation, whether by operation of law or otherwise.


5.       NON-TRANSFERABILITY

         An Option granted to a participant under the Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder; or (iv) as otherwise determined by the Board or the Committee. In the case of an Option intended to be an Incentive Stock Option, such Option shall not be transferable by a participant other than by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her.

6.       EXERCISABILITY OF OPTIONS

         Subject to the provisions of the Plan, Options granted under SECTION 4 hereof shall be exercisable at such time or times after the Grant Date to the extent such Options are vested.

         Any Option shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date thirty (30) days after the date the optionee ceases to be an employee of the Company or any Subsidiary of the Company, unless (i) the optionee shall (a) die while an employee of the Company or such Subsidiary, in which case the participant's legatee(s) under his or her last will or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death,
(b) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision) while an employee of the Company or such Subsidiary, in which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after termination of his or her employment or directorship to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or retire after age 62 with the consent of the Company, in which case the participant may exercise the previously unexercised portion of such Option at any time within six months, but not beyond the expiration of its term, after the participant's resignation or retirement to the extent the optionee could have exercised the Option immediately prior to such resignation or retirement, or
(ii) the Board or the Committee shall determine otherwise.

         In no event may an Option be exercised after the expiration of its fixed term.

7.       METHOD OF EXERCISE

         Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash, and (c) shall comply with such other reasonable requirements as the Board or the Committee may establish; provided that in order to enable an optionee (including but not limited to officers) to exercise options granted under the Plan, the Board or the Committee may determine, in the exercise of its discretion, to (i) cause the Company to lend money or other property to such optionee upon such terms and conditions and in such amounts as the Board or the Committee may determine, (ii) grant such optionee permission to pay the exercise price in installments, or to accept such optionee's note as whole or partial payment, (iii) permit such optionee to repay loans made by the Company to such optionee for the exercise of options with issued and outstanding shares of common stock, (iv) grant such optionee permission to pay the exercise price by delivering for cancellation Options having an aggregate value (calculated by subtracting the exercise price per share from the fair market value of a share of Common Stock) equal to the total amount of the exercise price, or (v) provide such financial assistance to such optionee as the Board or the Committee determines to be desirable. The exercise of any option granted under the Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount. With respect to the foregoing sentences, the value of the shares of Common Stock shall be the fair market value determined in accordance with SECTION 4(D) of the Plan as of the day of such payment or withholding.

      No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for such shares has been issued by the Company.

         An Option granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining shares subject to the Option.

8.       TERMINATION OF OPTIONS

         An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan and such Option, it can no longer be exercised for any shares originally subject to the Option.

9.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan or under option in outstanding option agreements pursuant to the Plan (and the option price under such agreements) shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Options; provided, however, that for any Incentive Stock Options, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Options immediately after such event over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to such Options immediately before such event over the aggregate option price of such shares.

         Adjustments under this Section shall be made by the Board or the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

10.      COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

         No certificate(s) for shares shall be issued upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the North Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange (including the NASDAQ National Market) on which the Common Stock may, at the time, be listed.

         In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or the Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

11.      NO RIGHT TO EMPLOYMENT

         Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if the Plan had not been adopted.

12.      EFFECTIVE DATE OF THE PLAN

         The Plan was adopted by the Board on March 21, 1997, and shall be effective until March 21, 2007 after which time no Option shall be granted, but such termination shall not affect any Option previously granted under the Plan.

13. STOCK CERTIFICATE LEGEND. Each stock certificate issued for options intended to be Incentive Stock Options shall bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED PURSUANT TO A STOCK OPTION PLAN AND WERE INTENDED TO BE A QUALIFIED OPTION AS SET FORTH IN SECTION 422 OF THE INTERNAL REVENUE CODE. IF THESE SHARES ARE TRANSFERRED OR SOLD PRIOR TO __________, ____, YOU ARE REQUIRED TO NOTIFY THE CORPORATION'S HUMAN RESOURCES DEPARTMENT AT (910) 392-1606.

Dear

In accordance with the 1997 Stock Option Plan (the "Plan") of Applied Analytical Industries, Inc. (the "Company"), you, as an officer or a key employee of the Company or its subsidiaries, and in order to give you an added proprietary interest in the Company and an additional incentive to advance the interest of the Company, were granted on __________________, _____, an option to purchase _____ shares of the common stock of the Company upon the following terms and conditions:

         (1) The exercise price shall be $__________ (___% of the fair market value of a share as determined in accordance with
                  Section 4(d) of the Plan on the date of grant - _______, _____);

         (2) This Option will vest and become exercisable according to the schedule set forth in the Plan;

         (3) Once exercisable, this Option may be exercised until __________, _____, subject to the terms and conditions of the Plan, a copy of which is attached hereto and incorporated herein by reference. This Option is granted subject to the Plan and shall be construed in accordance with the Plan.

         (4) This Option is (is not) intended to be treated as an "incentive stock option" for purposes of Section 422 of the Internal Revenue Code.

         (5) To exercise this Option, the holder must deliver written notice of the decision to do so and at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash or as otherwise provided for in accordance with
                  Section 7 of the Plan.

         (6) The exercise of this Option shall be subject to the condition that, if at any time the Board or the Committee (as defined in the Plan) shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Common Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount.

This Option is not transferable except pursuant to the terms and conditions of the Plan.

                                                     Very truly yours,

                                            APPLIED ANALYTICAL INDUSTRIES, INC.


                                            By:
                                               --------------------------------
                                            Title:
                                                  ------------------------------


I hereby accept the within Option and
acknowledge receipt of a copy of the Plan.


------------------------------
Optionee

Date:
     -------------------------


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